                                                                 EXHIBIT 10.44

                           COMMERCIAL LEASE AGREEMENT
                           --------------------------


     THIS COMMERCIAL LEASE AGREEMENT ("Lease") is made and entered into as of March 1, 1998, by and between Phil Phillips, Jr. ("Lessor"), and Premier Graphics, Inc., a Delaware corporation ("Lessee").

     1.  Term and Premises. Subject to the terms and conditions set forth
         -----------------
herein, Lessor hereby leases and lets to Lessee, and Lessee leases and accepts from Lessor, for a term of ten (10) years, commencing on the date the warehouse facility is completed and made available to Lessee (the "Commencement Date"), and expiring on the tenth (10th) anniversary of the Commencement Date (the "Term"), that certain real property with a municipal address of 807 Old Missouri Road, Springdale, Arkansas, 72764 and more particularly described in Exhibit A hereto (the "Premises").

     2.  Basic Rent. During the first five (5) years of the Term, Lessee shall
         -----------
pay Lessor, at the address of Lessor indicated herein, the sum of Ninety -Seven Thousand Five Hundred and 00/100 Dollars ($97,500.00) per year ($3.25 per square foot) as rent for the Premises (the "Basic Rent"). The Basic Rent shall be paid to Lessor in monthly installments of Eight Thousand One Hundred Twenty-Five and 00/100 Dollars per month ($8,125.00), which monthly rental payments shall be paid in advance on the first day of each calendar month during the term of this Lease. During the second five (5) years of the Term, the Basic Rent shall escalate at the beginning of each year at the rate of five percent (5%) per year. If the Term does not commence on the first day of a calendar month, Lessee will pay in advance, on the first day of the Term, a pro rata part of the regular monthly rent installment, based on the number of days of the Term occurring within the calendar month in which the Term commences; and the rent installment due on the first day of the last calendar month occurring during the Term shall be similarly prorated. All rental payments shall be considered "past due" on the fifteenth (15th) of the month in which they are due, and if said payment has not been received by the Lessor by such date there will be a late charge of five percent (5.0%) of the monthly rental on all such "past due rentals," it being agreed that such is the reasonable additional expense incurred by Lessor in handling such late payments. All rental payments and other payments by Lessee to Lessor shall be mailed or delivered to Lessor at the address of Lessor indicated herein or to such other person or address in such city as Lessor may direct by written notices to Lessee. Lessee hereby waives any and all notices and demands for payment of the monthly rental payments of Basic Rent due under this Lease to Lessor.

     3.  Additional Rent. In addition to the payment of Basic Rent, Lessee shall
         ----------------
pay all of the following costs arising from or related to the Premises, which costs shall be collectively referred to herein as additional rent ("Additional Rent"):

         (a) Maintenance of Premises. Lessee shall, at its sole expense, take
             ------------------------
     good care of the Premises and any building now or hereafter erected thereon, both inside and outside, and keep the same and all parts thereof in good order and condition, suffering no waste or injury, and shall, at Lessee's sole expense, promptly make all needed maintenance or repairs, in and to any building or structure or equipment now or hereafter erected upon the Premises, including all fixtures, machinery, heating, plumbing and electrical systems and other equipment now or hereafter belonging to or connected with the Premises or used in their operation. All such repairs shall be of first class quality sufficient for the proper maintenance and operation of the Premises. Lessee shall not obstruct or permit the obstruction of the street or sidewalk and shall keep the sidewalk and curb adjoining the Premises clean and free of snow and ice. If Lessee fails to make such repairs or maintenance promptly, or within fifteen (15) days of occurrence, Lessor may, at its option, make them, and Lessee shall repay the cost thereof to Lessor on demand. Notwithstanding anything to the contrary contained herein, Lessor shall be required to make all repairs to the Premises that are structural in nature, which shall include repairs to the roof, and load bearing walls unless caused by Lessee's negligence. Lessee shall immediately report any damage or malfunction which occurs with respect to the Premises.

          (b)  Maintenance of Common Areas. Lessee shall pay to Lessor, as
               ----------------------------
     Additional Rent, all costs and expenses of every kind and nature paid or incurred by Lessor during the Term of the Lease (and any renewal term) in operating, managing, equipping, lighting, repairing, replacing, policing and maintaining the common parking and ingress and egress areas (herein "Common Areas") of the Premises (except structural repairs as set forth in Paragraph 3.a. above). Alternatively, Lessor may require Lessee to perform (or cause to be performed) such maintenance. Such costs and expenses shall include, but shall not be limited to: utilities, lighting the Common Areas, if any, cleaning costs, expenses of planting, replanting and replacing flowers, landscaping, water and sewerage charges, premiums for liability and property damage, and fees for required licenses and permits.

          (c)  Taxes and Utilities.
               --------------------

               (i)   Real Property Taxes. Lessee shall pay when due all real
                     --------------------
          property taxes upon the Premises accruing with respect to or allocable to the Term hereof. As used herein, the term "real property taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises.

               (ii)  Personal Property Taxes.
                     -----------------------

                    (1) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained on the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property taxes.

                    (2) If any of Lessee's personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

          (d)  Other Taxes. Lessee shall reimburse Lessor for any commercial
               ------------
     lease tax, sales tax, gross receipts tax, privilege tax, or similar tax, howsoever denominated, now or hereafter imposed on, measured by, or assessed against the Basic Rent and Additional Rent (collectively, the "Rents") paid to Lessor or received by Lessor pursuant to this Lease (or any tax imposed or assessed in lieu thereof). Lessee shall pay said sums to Lessor not later than ten (10) days from the date on which Lessee receives notice from Lessor of the amount due.

          (e)  Utilities. Lessee shall pay for all water, gas, heat, light,
               ----------
     power, telephone and all other utilities and services supplied to the Premises.

          (f)  Insurance.
               ----------

               (i)  Fire and Casualty. During the entire Term hereof, Lessee
                    ------------------
          shall procure and maintain at its (updated every two (2) years) sole expense, insurance covering the Premises, for the full replacement cost (updated every two (2) years) thereof, insuring against the perils of fire, lightning, flood, earthquake, boiler and machinery, extended coverage, vandalism and malicious mischief, extended by Special Form Coverage Endorsement to insure against all other risks of direct physical loss, and business interruption insurance (insuring Lessor for up to twelve (12) months of Rents), such coverages and endorsements to be as defined in the standard bureau forms prescribed by the applicable insurance regulatory authority for the State of Arkansas for use by insurance companies admitted in Arkansas for the writing of such insurance on risks located within the state. Such insurance shall be for the sole benefit of Lessor and under its sole control. To the extent any mortgage or deed of trust now or hereafter exists upon the Premises, all such policies shall contain standard mortgage clauses. Lessee hereby waives, and releases Lessor (its officers, agents and employees) from, all rights of recovery, claims, causes of action, and rights of subrogation against them, for any loss or damage that may occur by reason of any peril listed above, and accordingly, all of the foregoing policies of insurance shall be properly endorsed to prevent the invalidation of their coverages by reason of such waiver and release.

               (ii)  Liability. Lessee shall, at Lessee's expense, obtain and
                     ----------
          keep in force during the term of this Lease a policy of Commercial General Liability Insurance (or policy with equivalent coverage) insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises.

               (iii) Insurance Policies. The insurance companies issuing all
                     -------------------
          policies shall be reputable and responsible companies in the insurance industry, reasonably acceptable to both Lessor and Lessee. Lessee shall deliver to Lessor copies of policies of liability insurance required under this subparagraph or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

     4.   Indemnification. Lessee shall indemnify, defend and hold Lessor
          ---------------
harmless from and against any and all actions, claims, demands, costs (including reasonable attorneys' fees), damages or expenses of any kind which may be asserted against or incurred by Lessor as the result of any occurrence in or about the Premises or by reason of Lessee's use or occupancy of the Premises, or by reason of the failure of Lessee to perform any of its obligations under this Lease.

     5.   Quiet Enjoyment. Lessor covenants that if Lessee shall keep and
          ----------------
perform all of its covenants under this Lease, Lessee shall enjoy quiet, peaceful and uninterrupted possession of the Premises against all persons.

     6.   Ingress and Egress. Lessor covenants that Lessee shall enjoy full
          -------------------
ingress and egress to and from the Premises at all times.

     7.   Condition of Premises. Lessor shall deliver the Premises to Lessee in
          ----------------------
good condition, clean and free of debris. Lessee acknowledges that it has received the Premises in acceptable condition and accept the Premises in it "AS IS" condition.

     8.   Assignment and Subletting. The Premises shall be used for storage,
          -------------------------
distribution and related activities, and for no other purpose without the written consent of the Lessor. Further, Lessee will not assign or sublet all or part of this Lease without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

     9.   Legal Use and Violations: Insurance Coverage. Lessee will not occupy,
          ---------------------------------------------
or use or permit any portion of the Premises to be occupied or used, for any business or purpose which is unlawful in part or in whole or deemed to be extra hazardous, or permit anything to be done which will in any way increase the rate of fire insurance on said building and/or its contents; and in the event that by reason of acts of Lessee, there shall be any increase in rate of the insurance on the building or its contents created by Lessee's acts or conduct of business, then Lessee hereby agrees to pay such increase.

     10.  Compliance with Laws and Regulations. Lessee shall keep and maintain
          -------------------------------------
the Premises in a clean and neat condition, and shall comply with all state, federal, county and municipal laws, ordinances, orders, rules and regulations, including, but not limited to, all environmental laws and regulations, with reference to use, conditions or occupancy of the Premises.

     11.  Compliance with Environmental Laws.
          ----------------------------------

     (a) Lessee shall comply, and Lessee shall cause any sublessee or any other authorized occupant or user of the Premises to comply, at all times during the Term of this Lease, with all Environmental Laws that are applicable to any activities conducted at the Premises by Lessee or any sublessee or other authorized occupant or user of the Premises.

     For purposes of this Lease, the term "Environmental Laws" shall include any and all federal, state or local laws, statutes, rules, regulations, ordinances or orders (and any judicial interpretations thereof) governing, regulating or otherwise providing for the protection of environmental quality and/or human health, safety and welfare through the control, management, and/or restriction of the use, handling, manufacture, generation, processing, treatment, storage, emission, discharge, disposal, release or spillage of any contaminant, chemical, material, pollutant or waste that may have hazardous, toxic or other adverse impacts on the environment or human health, safety and welfare, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. 9601 et seq.) ("CERCLA"), the Hazardous
                                      --
Materials Transportation Act (49 U.S.C. 1002), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. 6901 et seq.) ("RCRA"), the Toxic Substance
                                     -------
Control Act (15 U.S.C. 2601 et seq.), the Federal Water Pollution Control Act
                            -------
(33 U.S.C. 1251 et seq.), the Clean Air Act (42 U.S.C. 7401 et seq.), the Safe
                -------                                     -------
Drinking Water Act (42 U.S.C. 300f et seq.), and the Emergency Planning and
                                   -------
Community Right-to-Know Ac to l986 (42 U.S.C. 11001 et seq.),each as heretofore
                                                    ------
and hereafter amended or supplemented, and any analogous present or future local, state or federal statutes, rules, and regulations promulgated thereunder or pursuant thereto.

     (b) Lessee shall obtain, or cause any sublessee or other authorized user or occupant of the Premises to obtain, all necessary permits, licenses, certifications, and other authorizations (hereinafter "Permits") required by any Environmental Laws in connection with Lessee's or any sublessee's, occupant's or user's activities at or use of the Premises. Lessee shall comply, and cause compliance, at all times with the terms and conditions of such Permits. Lessee shall not use the Premises, or request a permit to use the Premises, as a treatment, storage or disposal facility under RCRA or any similar federal, state or local Environmental Law, without the prior written consent of Lessor. Lessee shall not install any underground storage tanks at the Premises without the prior written consent of Lessor, and if such consent is granted, Lessee shall be fully responsible for compliance with all technical, financial responsibility, and other requirements under any Environmental Law.

     (c) Lessee shall not generate, manufacture, treat, dispose, release, recycle, handle, use or otherwise manage, transport or deal with "Hazardous Material" at or about the Premises; EXCEPT THAT Lessee is authorized to store, handle, use, process, manufacture, and/or transport a substance or material that is or contains a Hazardous Material, provided that such Hazardous Material is not and does not contain a "hazardous waste" (as that term is defined in RCRA and its implementing regulations) and: (i) such Hazardous Material is stored, used, processed, manufactured, and/or otherwise handled in strict accordance with all applicable Environmental Laws and manufacturers' specifications; or
(ii) such Hazardous Material is used by Lessee for cleaning, operation or maintenance of the Premises, or implementation of health and safety measures at the Premises, and it is stored, handled, used, and disposed of in strict accordance with all applicable Environmental Laws and all manufacturers' instructions.

     For purposes of this Lease, the term "Hazardous Material" shall include:
(i) any "hazardous substance", as defined in CERCLA (42 U.S.C. 9601(14)), or any so-called "superfund" or "superlien" law (and any judicial interpretations thereof); (ii) any "toxic pollutant" as listed under 33 U.S.C. 1317(a); (iii) any material defined as "hazardous waste" pursuant to 40 C.F.R. Part 260; (iv) any petroleum or petroleum products, including crude oil or any fraction thereof; (v) natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel; (vi) any "extremely hazardous substance" as listed under 42 U.S.C. 11002(a); and (vii) any other substance, regardless of physical form, that is specifically identified or listed for regulation by an Environmental Law that is applicable to the Premises or to any activities conducted at the Premises by Lessee or any sublessee or other authorized occupant or user of the Premises.

     (d) During the Term of this Lease, Lessee shall not cause or permit, as a result of an intentional or unintentional action or omission on its part, or on the part of any sublessee or other authorized user or occupant of the Premises, any releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping (hereinafter "Release") of any Hazardous Material into the environment, including, without limitation, any surface or subsurface waters (including groundwater), ambient air, or any land surface or subsurface strata. Lessee shall give immediate oral and written notice to Lessor of any Releases of Hazardous Material for which notification is required to any governmental agency, detailing all relevant facts and circumstances. All Releases of Hazardous Material during the Term of this Lease by Lessee or any sublessee or other authorized user or occupant of the Premises will be promptly cleaned up or remediated so as to satisfy any applicable cleanup or remediation standard or objective established under an Environmental Law, all costs and expenses associated with such cleanup or remediation shall be borne solely by Lessee, and Lessee shall be deemed the owner of the Premises for purposes of completing waste disposal manifests and similar documents.

     (e) Lessee shall at all times keep the Premises free of any lien or encumbrance against the Premises arising out of any environmental law, statute, ordinance, regulation, rules, judgments or orders (hereinafter "Environmental Lien") which results from any activity of Lessee or Lessee's sublessees or other users or occupants of the Premises. In the event that an Environmental Lien caused by Lessee or any sublessees or any other authorized occupants or users of the Premises during the time Lessee is in, or has a right to, possession is filed against the Premises during the Term, then within thirty (30) days from the date that Lessee is given notice of the filing of the Environmental Lien, or within such shorter period of time as required to prevent the governmental authority from causing the sale of the Premises pursuant to the lien, then Lessee shall either (i) pay the claim and remove the lien from the Premises, or (ii) furnish (a) a bond satisfactory to Lessor in the amount of the claim out of which the lien arises,
(b) a cash deposit in the amount of the claim out of which the lien arises, or
(c) other security satisfactory to Lessor in an amount sufficient to discharge the claim out of which the lien arises. If any Environmental Lien is filed against the Premises which is not caused by Lessee or Lessee's sublessees or any other authorized occupants or users of the Premises during the time Lessee is in, or has a right to, possession, Lessee shall promptly notify Lessor upon Lessee's obtaining knowledge of such lien.

     (f) Lessee shall promptly provide to Lessor true and complete copies of any and all submissions, filings, applications, claims, citations, notices, and orders (hereinafter "Submissions") made by and between Lessee and the United States Environmental Protection Agency or any other federal, state or local authority pursuant to any Environmental Laws. To the extent that the law governing the Submissions allows Lessee to file the Submissions under claim of confidentiality, Lessee may request that Lessor retain, in confidence, any copies of Submissions provided under this Paragraph 11 (f) and Lessor shall honor that request.

     (g) Lessee hereby agrees to defend, indemnify and hold Lessor and his heirs and assigns harmless from and against any and all claims, proceedings under any Environmental Law(s), lawsuits, administrative proceedings, liabilities, losses, demands, fines, penalties, judgments, orders, notice letters, damages, costs and expenses (including, without limitations, cleanup costs and reasonable attorneys' fees, engineers' fees and consultants' fees arising by reason of any of the aforesaid), arising from, out of, or by reason of (i) any breach of this Paragraph 11, or (ii) any act or omission by Lessee, Lessee's sublessees, or any other authorized occupants or users of the Premises during the time Lessee is in, or has a right to, possession of the Premises under this Lease, even if the act or omission is in compliance with the provisions of Paragraph 11. This indemnification and the terms and provisions of this Paragraph 11 shall survive the expiration or sooner termination of this Lease.

     (h) Lessor acknowledges that Lessee has not caused or contributed to any Release of a Hazardous Material or any other condition of environmental contamination at the Premises which occurred or came into existence prior to the commencement of this Lease and Lessee's possession of the Premises thereunder (hereinafter referred to as a "Preexisting Environmental Condition"); and Lessor hereby fully and forever releases and discharges Lessee, its directors, officers, employees, successors and assigns, from any and all claims, causes of action, liabilities, losses, demands, fines, penalties, judgments, orders, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, engineers' fees and consultants' fees), which in any way arises out of, or results from, a Preexisting Environmental Condition.

     12.  Entry for Repairs and Inspection. Lessee shall permit Lessor and its
          --------------------------------
officers, agents or representatives, the right to enter into and upon any and all parts of the Premises at all reasonable hours to inspect same or clean or make repairs or alterations or additions as Lessor may deem necessary or desirable. Lessee shall not be entitled to any abatement or reduction of rent by reason thereof.

     13.  Condemnation. If the Premises or any portion thereof are taken under
          -------------
the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of any building on the Premises, or more than twenty-five percent (25%) of the land of the Premises which is not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor has given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority has taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building or the area of unimproved land taken bears to the total floor area of the building or land, whichever the case may be. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such Condemnation, Lessor shall to the extent of the award received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such Condemnation; provided, however, that if such Condemnation has taken more than thirty-thee and one-third percent (33 1/3%) of the total floor area of the buildings on the Premises, Lessor may, at Lessor's option, to be exercised in writing within ten (10) days after Lessor has given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority has taken possession) terminate this Lease as of the date the condemning authority takes such possession.

     14.  Holding Over. Any holding over after the expiration of this Lease
          ------------
shall constitute a month-to-month tenancy, and Lessee shall be subject to all of the terms, covenants and conditions of this Lease during such holdover period.

     15.  Damage or Destruction. Should the current building upon the Premises
          ---------------------
be totally destroyed by fire or other casualty, or so damaged thereby that rebuilding or repairs cannot be completed within ninety (90) days from date of the fire or casualty, this Lease shall terminate, and Lessee shall be allowed a total abatement of the rent from the date of occurrence of such damage or destruction. However, if the damage is such that rebuilding or repairs can be completed within ninety (90) days, the Lessor covenants and agrees to make such repairs within ninety (90) days and to allow Lessee an abatement of the rent for such time as the building is untenantable, in proportion to the floor space rendered untenable, and the Lessee covenants and agrees that the terms of this Lease shall not be otherwise affected thereby.

     16.  Events of Default: Remedies.
          ----------------------------

     (a)  Default by Lessee. The occurrence of any one or more of the following
          ------------------
events shall constitute a default and breach of this Lease by Lessee:

          (i)   The abandonment of the Premises by Lessee.

          (ii) The failure by Lessee to make any payment of Basic Rent, Additional Rent or any other payment required to be made by Lessee hereunder, as and when due for a period of ten (10) days.

          (iii) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in clause (i) and (ii) above, which failure then continues for a period of fifteen (15) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than fifteen (15) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said fifteen (15) day period and thereafter diligently prosecutes such cure to completion.

          (iv) The making by Lessee of any general arrangement or assignment for the benefit of creditors, the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days, filing of a voluntary or involuntary petition in bankruptcy or adjudication of Lessee as bankrupt or insolvent.

     17.  Remedies. In the event of any such default or breach by Lessee, Lessor
          ---------
may at any time thereafter, after written notice to Lessee as provided above, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, all unpaid Basic Rent and Additional Rent for the balance of the Term (or any extension thereof), the cost of recovering possession of the Premises and any other sum of money or damages owed to Lessor pursuant to the terms hereof. Lessor agrees to use reasonable effort in mitigating any damage from a breach by Lessee.

          (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee has abandoned the Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to accelerate all remaining rent under the Lease.

     18.  Alterations and Additions.
          --------------------------

     (a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, or utility installations in, on or about the Premises, except for nonstructural alterations not exceeding $10,000 in cumulative costs during the Term of this Lease. In any event, whether or not in excess of $10,000 in cumulative cost, Lessee shall make no change or alteration to the exterior of the buildings on the Premises without Lessor's prior written consent. As used in this Paragraph 17, the term "utility installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee, at Lessee's sole expense, remove any or all of said alterations, improvements, additions or utility installations at the expiration of the Term, and restore the Premises to their prior condition. Should Lessee make any alterations, improvements, additions or utility installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same at any time.

     (b) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim.

     (c) Unless Lessor requires their removal, as set forth in Paragraph 17.a., all alterations, improvements, additions and utility installations (except utility installations which constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 17.c., Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee.

     19.  Waiver. Failure of either party to declare any default immediately
          ------
upon occurrence thereof or delay in taking any action in connection therewith shall not waive such default, but either party shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either at law or in equity.

     20.  Miscellaneous Terms.
          --------------------

     (a)  Benefit. This Lease shall inure to the benefit of the parties hereto,
          -------
and their respective heirs, personal representatives, successors and assigns.

     (b) Integration Clause; Modifications. This Lease and its exhibits and
         ----------------------------------
attachments contain all of the agreements between Lessor and Lessee relating to the Lease of the Premises, and this instrument may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     (c) Pronouns and Gender. When this Lease is executed by more than one
         --------------------
person, it shall be construed as though Lessee were written "Lessees" and the words in their number were changed to correspond and pronouns of the masculine gender, whenever used herein shall include persons of the female sex, and corporations, partnerships and associates of every kind and character.

     (d) Notices and Addresses. All notices, offers, acceptances, waivers, and
         ---------------------
other communications under this Lease shall be in writing, and shall be deemed to have been both given and received (i) when delivered to the party in person or, (ii) if mailed, when deposited in the U.S. Mails, by certified mail, postage prepaid, with return receipt requested, to the party at the following address:

         If to Lessor:        Phil Phillips, Jr.
                              c/o Phillips Litho
                              807 Old Missouri Road
                              Springdale, Arkansas 72764

         If to Lessee:        Premier Graphics, Inc.
                              2500 Lamar Avenue
                              Memphis, TN 38114

or to such other address as any party, by notice to all others, may designate from time to time.

     (e) Counterparts. This Lease may be executed in one or more counterparts,
         -------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (f) Severability. If any one or more of the provisions contained in this
         ------------
Lease shall for any reason be held invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not affect any other provisions of this Lease, which shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the intention of the parties that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

     (g) No Remedies Exclusive. Unless expressly stated to be exclusive, no
         ----------------------
remedy conferred herein shall be deemed to be exclusive of any other remedy conferred herein or any other remedy now or hereafter available at law or equity. All remedies conferred herein, and all remedies now or hereafter available at law or equity, shall be deemed to be cumulative and not alternative, and may be enforced concurrently or successively. The exercise of (or failure to exercise) any one or more remedies shall not operate as a waiver of, or constitute a bar to, the exercise of any other remedies.

     (h) Governing Law. This Lease shall be governed by and construed in
         -------------
accordance with the laws of the State of Arkansas.

     (i) Attorneys' Fees. In the event either party defaults in the performance
         ----------------
of any of the terms, agreements or conditions contained in this Lease, and the other party prevails in any legal proceeding against the defaulting party to enforce this Lease, then the nondefaulting party shall be additionally entitled to recover court costs and reasonable attorneys' fees from the defaulting party.

     (j) Recording. Neither party shall record this Lease without the prior
         ---------
written consent of the other. However, either party may, at any time, elect to record a memorandum of this Lease, which sets forth any terms hereof except the amount of rents payable hereunder, and upon request, the other party shall duly execute and acknowledge such a memorandum.

     (k) Assignment. Lessor may assign this Lease to an entity controlled by
         ----------
Lessor and Lessor's family or to any purchaser of the Premises.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

                              LESSOR:

                              By: /s/ Phil Phillips, Jr.
                                  ----------------------
                                    PHIL PHILLIPS, JR.


                              LESSEE:

                              PREMIER GRAPHICS, INC.

                              By:  /s/ John P. Miller
                                 ---------------------
                              Title: President
                              -------------------------------